UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 10, 2013

Trulia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35650	20-2958261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 New Montgomery Street, Suite 300

San Francisco, California 94105

(Address of principal executive offices, including zip code)

(415) 648-4358

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Proposed Convertible Note Offering

On December 10, 2013, Trulia, Inc. (the “Company”) issued a press release announcing its intention to offer $150.0 million aggregate principal amount of convertible senior notes due 2020, subject to market conditions and other factors, in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Offering”). The Company also intends to grant the initial purchasers of the notes a 30-day option to purchase up to an additional $22.5 million aggregate principal amount of notes on the same terms and conditions to cover over-allotments, if any. A copy of the Company’s press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

In the offering memorandum to be used in connection with the Offering (the “Offering Memorandum”), the Company has prepared a summary description of its business. The Company has also updated its disclosure regarding risk factors in the Offering Memorandum from what was included in the Company’s Quarterly Report on Form 8-K for the quarterly period ended September 30, 2013 (the “10-Q”), which 10-Q was filed with the Securities and Exchange Commission on November 14, 2013. The summary description of the Company’s business and the revised risk factors are filed herewith as Exhibit 99.2 and Exhibit 99.3, respectively, and each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

As previously reported by the Company, on August 20, 2013, the Company completed its previously announced acquisition of Market Leader, Inc. (“Market Leader”) pursuant to that certain Agreement and Plan of Merger, dated May 7, 2013, by and among the Company, Mariner Acquisition Corp., a wholly owned subsidiary of the Company (“Merger Sub”), and Market Leader (the “Merger Agreement”). Pursuant to the terms of the Merger Agreement, at the time of the closing of the merger, Merger Sub merged with and into Market Leader, with Market Leader surviving the merger and becoming a wholly owned subsidiary of the Company.

On November 1, 2013, the Company filed with the Securities and Exchange Commission (the “SEC”) the financial statements of Market Leader and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K. The pro forma financial information filed with the SEC on November 1, 2013 set forth the unaudited pro forma financial information for the twelve months ended December 31, 2012 and the six months ended June 30, 2013.

In connection with the Offering, the Company has prepared unaudited pro forma financial information related to the acquisition of Market Leader through September 30, 2013. The unaudited pro forma financial information for the twelve months ended December 31, 2012 and the nine months ended September 30, 2013, is filed herewith as Exhibit 99.4.

(d) Exhibits

Exhibit Number	Description

99.1	Press release issued by Trulia, Inc., dated December 10, 2013.

99.2	Summary description of business.

99.3	Risk factors.

99.4	Unaudited pro forma financial information for the twelve months ended December 31, 2012 and the nine months ended September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRULIA, INC.

By:	/s/ Peter Flint

Peter Flint Chief Executive Officer

Date: December 10, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Trulia, Inc., dated December 10, 2013.

99.2	Summary description of business.

99.3	Risk factors.

99.4	Unaudited pro forma financial information for the twelve months ended December 31, 2012 and the nine months ended September 30, 2013.